                                                                   EXHIBIT 99.16

         INVESTMENT PERFORMANCE -- EV CLASSIC GREATER CHINA GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 28, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/28/92      $1,480.21      $1,480.21      48.02%      10.75%        48.02%      10.75%

1 YEAR ENDED
08/31/96          08/31/95      $1,041.87      $1,031.87       4.19%       4.19%         3.19%       3.19%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        INVESTMENT PERFORMANCE -- EV MARATHON GREATER CHINA GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 28, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/28/92      $1,507.72      $1,477.72      50.77%      11.28%        47.77%      10.70%

1 YEAR ENDED
08/31/96          08/31/95      $1,047.09        $997.09       4.71%       4.71%        -0.29%      -0.29%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

       INVESTMENT PERFORMANCE -- EV TRADITIONAL GREATER CHINA GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 28, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/28/92      $952.38        $1,440.34      51.24%      11.38%        44.03%      9.97%

1 YEAR ENDED
08/31/96          08/31/95      $952.47        $1,002.67       5.27%       5.27%         0.27       0.27%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

      INVESTMENT PERFORMANCE -- EV MARATHON GOLD & NATURAL RESOURCES FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 21, 1987 through August 31, 1996 and for the 1 and 5 year periods ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/21/87      $3,079.66      $3,079.66      207.97%     13.52%        207.97%     13.52%

5 YEARS ENDED
08/31/96          08/31/91      $2,204.29      $2,184.29      120.43%     17.13%        118.43%     16.91%

1 YEAR ENDED
08/31/96          08/31/95      $1,396.87      $1,346.87       39.69%      39.69%        34.69%     34.69%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

           INVESTMENT PERFORMANCE -- EV CLASSIC INFORMATION AGE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period  from September 18, 1995 through August 31, 1996.  Total return for the period prior to the commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              09/18/95      $1,100.11      $1,090.11      10.01%      NA            9.01%       NA








Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

           INVESTMENT PERFORMANCE -- EV MARATHON INFORMATION AGE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period  from September 18, 1995 through August 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              09/18/95      $1,104.00      $1,054.00      10.40%      NA            5.40%       NA








Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

         INVESTMENT PERFORMANCE -- EV TRADITIONAL INFORMATION AGE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period  from September 18, 1995 through August 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              09/18/95      $952.38        $1,053.33      10.60%      NA            5.33%       NA








Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                INVESTMENT PERFORMANCE -- EV CLASSIC GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended August 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
08/31/96          08/31/86      $2,551.79      $2,551.79      155.18%      9.82%        155.18%      9.82%

5 YEARS ENDED
08/31/96          08/31/91      $1,473.28      $1,473.28       47.33%      8.06%         47.33%      8.06%

1 YEAR ENDED
08/31/96          08/31/95      $1,116.84      $1,106.84       11.68%     11.68%         11.68%     11.68%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

               INVESTMENT PERFORMANCE -- EV MARATHON GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended August 31, 1996.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
08/31/96          08/31/86      $2,631.94      $2,631.94      163.19%     10.16%        163.19%     10.16%

5 YEARS ENDED
08/31/96          08/31/91      $1,519.56      $1,499.56       51.96%      8.73%         51.96%      8.73%

1 YEAR ENDED
08/31/96          08/31/95      $1,147.52      $1,097.52       14.75%     14.75%         14.75%     14.75%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

              INVESTMENT PERFORMANCE -- EV TRADITIONAL GROWTH FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended August 31, 1996.




                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

10 YEARS ENDED
08/31/96          08/31/86      $951.99        $2,532.72      166.04%     10.28%        153.27%     9.74%

5 YEARS ENDED
08/31/96          08/31/91      $952.65        $1,463.29       53.60%      8.96%         46.33%     7.91%

1 YEAR ENDED
08/31/96          08/31/95      $952.00        $1,098.36       15.38%     15.38%          9.84%     9.84%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.